UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2012

Global Indemnity plc

(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Arthur Cox Building, Earlsfort Terrace, Dublin 2, Ireland		None
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 (0) 1 618-0000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 16, 2012, the Board of Directors of the Company appointed John Howes as a new director of the Company’s Board of Directors.

There is no arrangement or understanding between Mr. Howes and any other persons pursuant to which he became a Director. He is not party to any transaction with the Registrant that would require disclosure under Item 404(a) of Regulation S-K. He is not party to any material plan, contract or arrangement that was entered into in connection with his appointment.

A copy of the press release announcing the appointment of Mr. Howes is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity plc

July 16, 2012	By:	/s/ Linda C. Hohn
	Name:	Linda C. Hohn
	Title:	Vice President and Associate General Counsel